UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2007

Legg Mason Partners Variable Social Awareness Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Social Awareness Portfolio

Semi-Annual Report  •  April 30, 2007

What’s

Inside

Portfolio Objective

The Portfolio seeks long-term capital appreciation and retention of net investment income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)i expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. After treading water during the first half of 2006, stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were widespread, as stock markets around the world also declined. After a modest

Legg Mason Partners Variable Social Awareness Portfolio         I

increase in March, U.S. stock prices rallied sharply in April, due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 8.60% during the six months ended April 30, 2007.

Looking at the market more closely mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.24%, 9.10%, and 6.86%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 9.48% and 8.34%, respectively.

Performance Update

For the six months ended April 30, 2007, Legg Mason Partners Variable Social Awareness Portfolio1 returned 7.08%. These shares underperformed the Lipper Variable Specialty/Miscellaneous Funds Category Average2, which increased 8.03% for the same time period. The Portfolio’s unmanaged benchmark, the S&P 500 Index, returned 8.60% over the same time frame.

Performance Snapshot as of April 30, 2007 (unaudited)

Six Months
Variable Social Awareness Portfolio[1]	7.08%

S&P 500 Index	8.60%

Lipper Variable Specialty/Miscellaneous Funds Category Average[2]	8.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower. Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Total Annual Operating Expenses
As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses were 0.78%.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Portfolio’s Lipper category.

II         Legg Mason Partners Variable Social Awareness Portfolio

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. (“Legg Mason”) recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Legg Mason Partners Variable Social Awareness Portfolio         III

Also, the Board and shareholders of the Portfolio approved Legg Mason Investment Counsel, LLC (“LMIC”) as the new subadviser for the Portfolio, effective on April 30, 2007. LMIC provides the day-to-day portfolio management of the Portfolio. Prior to April 30, 2007, ClearBridge Advisors, LLC (“ClearBridge”) was the Portfolio’s subadviser. Both LMIC and ClearBridge are wholly owned subsidiaries of Legg Mason. LMIC, principally located at 100 Light Street, Baltimore, Maryland 21202, provides customized investment counsel to individuals, family groups and institutions as well as trust services. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 22 years of investment management experience. Portfolio managers are supported by a social research team that conducts proprietary research on social issues.

The Portfolio is managed by a team of portfolio managers led by Ronald T. Bates, Victoria M. Schwatka and David K. Kafes, CFA. Mr. Bates is the lead portfolio manager of the Portfolio, and he is responsible for the equity portion of the Portfolio. Mr. Bates is Managing Director at LMIC and Director of the Socially Responsive Investment Team. He has over 20 years of investment experience. Ms. Schwatka and Mr. Kafes are responsible for the fixed-income portion of the Portfolio. Ms. Schwatka has over 34 years of investment experience and Mr. Kafes has been managing portfolios since 1997.

Effective April 30, 2007, the Portfolio no longer follows a policy of investing, under normal circumstances, at least 80% of the value of the Portfolio’s net assets in equity securities. While the Portfolio continues to invest primarily in equity securities, the Portfolio targets a 30% investment (normally between 25% and 35%) in fixed income securities. The Portfolio may also invest a portion of its assets in equity and debt securities of foreign issuers. Please see the Portfolio’s prospectus for more information about the Portfolio’s new investment policies.

In connection with the strategy changes outlined above, effective April 30, 2007, in addition to comparing its

IV         Legg Mason Partners Variable Social Awareness Portfolio

performance to the S&P 500 Index, the Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexx. This benchmark has been added because of the Portfolio’s expanded ability to invest in fixed income securities.

Prior to April 30, 2007, the Portfolio was known as Legg Mason Partners Variable Social Awareness Stock Portfolio.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio has been informed that the Manager and its affiliates are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Portfolio and its Manager with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 4, 2007

Legg Mason Partners Variable Social Awareness Portfolio         V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criteria, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross Domestic Product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]

The Lehman Brothers U.S. Aggregate Index is a broad based bond index comprised of government, corporate, mortgage and asset-backed issues, related investment grade or higher, and having at least one year to maturity.

VI         Legg Mason Partners Variable Social Awareness Portfolio

Fund at a Glance (unaudited)

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
7.08%	$1,000.00	$1,070.80	0.76%	$3.90

(1)	For the six months ended April 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
5.00%	$1,000.00	$1,021.03	0.76%	$3.81

(1)	For the six months ended April 30, 2007.

(2)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         3

Schedule of Investments (April 30, 2007) (unaudited)

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

Shares	Security	Value
COMMON STOCKS — 66.5%
CONSUMER DISCRETIONARY — 5.7%
Hotels, Restaurants & Leisure — 2.9%
18,250	Starwood Hotels & Resorts Worldwide Inc.	$1,223,115
22,300	Yum! Brands Inc.	1,379,478

	Total Hotels, Restaurants & Leisure	2,602,593

Multiline Retail — 1.4%
27,950	Federated Department Stores Inc.	1,227,564

Textiles, Apparel & Luxury Goods — 1.4%
14,300	V.F. Corp.	1,255,683

	TOTAL CONSUMER DISCRETIONARY	5,085,840

CONSUMER STAPLES — 6.9%
Beverages — 1.8%
23,800	PepsiCo Inc.	1,572,942

Food & Staples Retailing — 3.1%
42,850	CVS Corp.	1,552,884
36,400	Sysco Corp.	1,191,736

	Total Food & Staples Retailing	2,744,620

Household Products — 2.0%
28,087	Procter & Gamble Co.	1,806,275

	TOTAL CONSUMER STAPLES	6,123,837

ENERGY — 6.6%
Energy Equipment & Services — 1.7%
29,650	Grant Prideco Inc.*	1,528,161

Oil, Gas & Consumable Fuels — 4.9%
21,200	Apache Corp.	1,537,000
23,226	BP PLC, ADR	1,563,574
18,050	Royal Dutch Shell PLC, ADR, Class A Shares	1,251,768

	Total Oil, Gas & Consumable Fuels	4,352,342

	TOTAL ENERGY	5,880,503

FINANCIALS — 15.6%
Capital Markets — 5.8%
27,750	American Capital Strategies Ltd.	1,350,870
49,250	E*TRADE Financial Corp.*	1,087,440
6,150	Goldman Sachs Group Inc.	1,344,451
27,200	T. Rowe Price Group Inc.	1,351,296

	Total Capital Markets	5,134,057

Commercial Banks — 1.6%
40,200	Wells Fargo & Co.	1,442,778

See Notes to Financial Statements.

4         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
Consumer Finance — 2.6%
18,900	American Express Co.	$1,146,663
15,650	Capital One Financial Corp.	1,162,169

	Total Consumer Finance	2,308,832

Diversified Financial Services — 2.8%
26,701	Bank of America Corp.	1,359,081
12,800	NYSE Euronext*	1,079,424

	Total Diversified Financial Services	2,438,505

Insurance — 2.8%
16,760	American International Group Inc.	1,171,692
18,400	Arch Capital Group Ltd.*	1,339,888

	Total Insurance	2,511,580

	TOTAL FINANCIALS	13,835,752

HEALTH CARE — 9.2%
Biotechnology — 3.2%
22,200	Amgen Inc.*	1,423,908
17,300	Gilead Sciences Inc.*	1,413,756

	Total Biotechnology	2,837,664

Health Care Equipment & Supplies — 2.9%
22,950	Stryker Corp.	1,490,373
12,350	Zimmer Holdings Inc.*	1,117,428

	Total Health Care Equipment & Supplies	2,607,801

Health Care Providers & Services — 1.7%
1,440	Express Scripts Inc.*	137,592
24,050	Pediatrix Medical Group Inc.*	1,372,053

	Total Health Care Providers & Services	1,509,645

Pharmaceuticals — 1.4%
47,300	Pfizer Inc.	1,251,558

	TOTAL HEALTH CARE	8,206,668

INDUSTRIALS — 7.4%
Air Freight & Logistics — 1.0%
12,550	United Parcel Service Inc., Class B Shares	883,897

Commercial Services & Supplies — 1.4%
45,350	Republic Services Inc.	1,266,625

Electrical Equipment — 1.5%
28,500	Emerson Electric Co.	1,339,215

Industrial Conglomerates — 2.0%
55,500	Tyco International Ltd.	1,810,965

Machinery — 1.5%
11,900	Deere & Co.	1,301,860

	TOTAL INDUSTRIALS	6,602,562

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
INFORMATION TECHNOLOGY — 10.7%
Communications Equipment — 3.1%
59,500	Cisco Systems Inc.*	$1,591,030
50,950	Juniper Networks Inc.*	1,139,242

	Total Communications Equipment	2,730,272

IT Services — 1.4%
32,600	Accenture Ltd., Class A Shares	1,274,660

Semiconductors & Semiconductor Equipment — 3.5%
36,300	Broadcom Corp., Class A Shares*	1,181,565
29,350	Linear Technology Corp.	1,098,277
54,050	Marvell Technology Group Ltd.*	871,826

	Total Semiconductors & Semiconductor Equipment	3,151,668

Software — 2.7%
30,050	Amdocs Ltd.*	1,104,338
66,700	Oracle Corp.*	1,253,960

	Total Software	2,358,298

	TOTAL INFORMATION TECHNOLOGY	9,514,898

MATERIALS — 3.4%
Chemicals — 2.4%
16,200	Air Products & Chemicals Inc.	1,239,300
4,750	Potash Corp. of Saskatchewan	852,720

	Total Chemicals	2,092,020

Construction Materials — 1.0%
6,200	Martin Marietta Materials Inc.	904,084

	TOTAL MATERIALS	2,996,104

TELECOMMUNICATION SERVICES — 1.0%
Wireless Telecommunication Services — 1.0%
23,400	American Tower Corp., Class A Shares*	889,199

	TOTAL INVESTMENTS — 66.5% (Cost — $52,323,429#)	59,135,363
	Other Assets in Excess of Liabilities — 33.5%	29,733,130

	TOTAL NET ASSETS — 100.0%	$88,868,493

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

6         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $52,323,429)	$59,135,363
Receivable for securities sold	68,949,919
Dividends receivable	43,791
Receivable for Fund shares sold	3
Prepaid expenses	341

Total Assets	128,129,417

LIABILITIES:
Payable for securities purchased	38,689,333
Due to custodian	365,613
Payable for Fund shares repurchased	111,704
Investment management fee payable	47,821
Directors’/Trustees’ fees payable	2,696
Accrued expenses	43,757

Total Liabilities	39,260,924

Total Net Assets	$88,868,493

NET ASSETS:
Par value (Note 4)	$32
Paid-in capital in excess of par value	71,123,794
Undistributed net investment income	64,460
Accumulated net realized gain on investments	10,868,273
Net unrealized appreciation on investments	6,811,934

Total Net Assets	$88,868,493

Shares Outstanding	3,153,383

Net Asset Value	$28.18

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         7

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$605,766
Interest	4,792
Less: Foreign taxes withheld	(6,651)

Total Investment Income	603,907

EXPENSES:
Investment management fee (Note 2)	289,613
Directors’/Trustees’ fees (Note 9)	15,539
Legal fees	13,013
Audit and tax	11,157
Restructuring and reorganization fees (Note 9)	8,815
Shareholder reports	3,152
Custody fees	1,041
Insurance	967
Transfer agent fees	36
Miscellaneous expenses	1,361

Total Expenses	344,694
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(2,842)

Net Expenses	341,852

Net Investment Income	262,055

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	17,442,255
Change in Net Unrealized Appreciation/Depreciation From Investments	(11,697,819)

Net Gain on Investments	5,744,436

Increase in Net Assets From Operations	$6,006,491

See Notes to Financial Statements.

8         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited) and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$262,055	$498,316
Net realized gain	17,442,255	3,090,138
Change in net unrealized appreciation/depreciation	(11,697,819)	3,435,224

Increase in Net Assets From Operations	6,006,491	7,023,678

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(450,003)	(650,004)

Decrease in Net Assets From Distributions to Shareholders	(450,003)	(650,004)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	727,083	2,132,631
Reinvestment of distributions	450,003	650,004
Cost of shares repurchased	(5,246,009)	(12,610,517)

Decrease in Net Assets From Fund Share Transactions	(4,068,923)	(9,827,882)

Increase (Decrease) in Net Assets	1,487,565	(3,454,208)
NET ASSETS:
Beginning of period	87,380,928	90,835,136

End of period*	$88,868,493	$87,380,928

* Includes undistributed net investment income of:	$64,460	$252,408

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         9

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

	2007(1)		2006†		2005(2)(3)†		2004(4)†		2003(4)(5)†	2002(4)†	2001(4)(5)†
Net Asset Value, Beginning of Period	$26.45		$24.58		$24.30		$23.04		$17.97	$24.14	$28.76

Income (Loss) From Operations:
Net investment income	0.08		0.15		0.10		0.17		0.12	0.08	0.11
Net realized and unrealized gain (loss)	1.79		1.90		0.18		1.26		5.06	(6.06)	(4.63)

Total Income (Loss) From Operations	1.87		2.05		0.28		1.43		5.18	(5.98)	(4.52)

Less Distributions From:
Net investment income	(0.14)		(0.18)		(0.00	)(6)	(0.17)		(0.11)	(0.19)	(0.10)

Total Distributions	(0.14)		(0.18)		(0.00	)(6)	(0.17)		(0.11)	(0.19)	(0.10)

Net Asset Value, End of Period	$28.18		$26.45		$24.58		$24.30		$23.04	$17.97	$24.14

Total Return(7)	7.08%		8.36%		1.16%		6.23%		28.85%	(24.81)%	(15.71)%

Net Assets, End of Period (000s)	$88,868		$87,381		$90,835		$93,845		$79,678	$62,298	$83,344

Ratios to Average Net Assets:
Gross expenses	0.79	%(8)(9)	0.80%		0.75	%(8)	0.75%		0.78%	0.78%	0.74%
Net expenses(10)	0.79	(8)(9)(11)	0.79	(11)	0.75	(8)	0.71	(11)	0.78	0.78	0.74
Net investment income	0.60	(8)	0.56		0.52	(8)	0.77		0.59	0.40	0.45

Portfolio Turnover Rate	55%		13%		6%		18%		38%	37%	22%

(1)	For the six months ended April 30, 2007 (unaudited).

(2)	For the period January 1, 2005 to October 31, 2005.

(3)

Effective July 1, 2005, the Travelers Series Trust-Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc.-Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end changed to October 31, 2005.

(4)	For the year ended December 31.

(5)	Per share amounts have been calculated using the average shares method.

(6)	Amount represents less than $0.01 per share.

(7)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(8)	Annualized.

(9)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.76% (Note 9).

(10)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 1.25%.

(11)	Reflects fee waivers and/or expense reimbursements.
†	For a share of capital stock outstanding for the periods prior to April 27, 2007.

See Notes to Financial Statements.

10         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Social Awareness Portfolio (formerly known as Legg Mason Partners Variable Social Awareness Stock Portfolio) (the “Fund”) is a separate diversified series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 27, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios III, Inc., a Maryland Corporation, registered under the 1940 Act.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         11

Notes to Financial Statements (unaudited) (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

12         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Prior to April 30, 2007, ClearBridge Advisors, LLC (“ClearBridge”) was the Fund’s subadviser. Effective April 30, 2007, Legg Mason Investment Counsel, LLC (“LMIC”) became the new subadvisor to the Fund. LMPFA, ClearBridge and LMIC are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.710%
Next $50 million	0.610
Next $100 million	0.510
Over $200 million	0.460

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, prior to April 30, 2007, LMPFA paid ClearBridge 70% of the net management fee it receives from the Fund. Effective April 30, 2007, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

During the six months ended April 30, 2007, the Fund had a voluntary expense limitation in place of 1.25%.

During the six months ended April 30, 2007, the Fund was reimbursed for expenses amounting to $2,842.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS a wholly-owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$45,407,605

Sales	79,386,493

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,726,573
Gross unrealized depreciation	(914,639)

Net unrealized appreciation	$6,811,934

4.	Shares of Beneficial Interest

At April 30, 2007, the Trust had unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a Fund represents an identical interest and has the same rights. Prior to April 27, 2007, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Shares sold	26,991	84,181
Shares issued on reinvestment	16,568	25,611
Shares repurchased	(193,687)	(502,009)

Net Decrease	(150,128)	(392,217)

5.	Capital Loss Carryforward

On October 31, 2006, the Fund had, for federal income tax purposes, a net capital loss carryforward of $6,573,426, of which $5,012,812 expires in 2010 and $1,560,614 expires in 2011. These amounts will be available to offset any future taxable capital gains, subject to an annual limitation of $3,980,814 resulting from an ownership change the Fund experienced in the prior year.

6.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to con -

14         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

tinue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*    *     *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

16         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement.

10.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement

Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

18         Legg Mason Partners Variable Social Awareness Portfolio 2007 Semi-Annual Report

Legg Mason Partners Variable Social Awareness Portfolio

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA

    Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Legg Mason Investment Counsel, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Social Awareness Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD04232 06/07	SR07-342

Legg Mason Partners Variable Social Awareness Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: June 28, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust

Date: June 28, 2007